UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05652

BNY Mellon Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/24

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Municipal Income, Inc.

SEMI-ANNUAL REPORT March 31, 2024

BNY Mellon Municipal Income, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2023, through March 31, 2024, as provided by Daniel Rabasco and Jeffrey Burger, Primary Portfolio Managers of Insight North America LLC, the fund’s sub-adviser.

Market and Fund Performance Overview

For the six-month period ended March 31, 2024, BNY Mellon Municipal Income, Inc. (the “fund”) produced a total return of 13.77% on a net-asset-value basis and 22.18% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $.09 per share, which reflects an annualized distribution rate of 2.64%.2 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark, posted a total return of 7.48% for the same period.3

Municipal bonds rose during the reporting period, as the market benefited from easing inflation and investor anticipation of interest-rate cuts by the U.S. Federal Reserve (the “Fed”).

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of the value of its net assets in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by the fund’s sub-adviser, in the case of bonds, and rated in the two highest-rating categories or the unrated equivalent as determined by the sub-adviser, in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio based on identifying income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current, interest-rate environment. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to explore pricing inefficiencies in the municipal bond market.

Market Benefits from Declining Inflation, but Timing of Rate Cuts Uncertain

The municipal market posted strong gains early in the reporting period as inflation eased and the Fed signaled that rate cuts were likely in 2024. However, as the economy remained strong and inflation persisted, the timing of rate cuts became more uncertain, and investors began to temper their expectations.

The economy and employment remained strong during the period. After expanding by 4.9% in the third quarter of 2023, the economy continued at an above-trend rate of 3.4% in the fourth quarter. Growth in the first quarter of 2024 also appeared strong, remaining well above 2%, according to the Atlanta Federal Reserve Bank’s GDPNow model.

The Fed’s preferred measure of inflation, the personal consumption expenditure (“PCE”) index, rose to 2.5% year over year in February 2024, though the core PCE index, which excludes food and energy, did edge slightly downward to 2.8%. Like the PCE index, the consumer price index (“CPI”) remained higher than expected in 2024.

Unexpectedly strong inflation resulted in a higher yield on the 10-year Treasury as well, but this failed to slow the U.S. economy. Continued economic strength made it difficult for the Fed to ease monetary policy as easing would only further stimulate economic activity. Thus, the Fed left the federal funds target rate unchanged at 5.25%–5.50%. While expectations late in 2023 were for rate cuts to begin midway into 2024, toward the end of the reporting period, investors began to expect them to be delayed until much later in the year.

Heading into 2024, municipal mutual bond funds began to receive inflow from retail investors, who had been largely absent in the prior year. This resulted in favorable technical conditions as demand was more than adequate to handle increasing new issue supply.

After the initial surge, the market generally moved sideways during the first months of 2024. This kept interest rates at attractive levels, extending the opportunity for interested investors.

Duration Drove Performance

The fund’s performance was aided primarily by its longer duration versus the Index as longer bonds outperformed as rates fell during the period. Sector allocation also contributed positively, with the fund’s overweight to revenue bonds being beneficial. Overweights in certain segments were particularly advantageous, including in continuing care and retirement centers, industrial development and prepaid gas. Security selections in public power, appropriation bonds and local general obligation bonds were also beneficial.

Despite these favorable choices, overall security selection detracted from performance. Selection was especially weak in airports, education, hospitals and tobacco. In addition, overweight allocations in tobacco and water & sewer also hampered results. The fund did not employ derivatives during the reporting period.

Monetary Easing Expected Later in the Year

Market sentiment has shifted somewhat, and the number of anticipated rate cuts by the Fed is now less than expected earlier in the reporting period. Employment remains strong, and inflation has proven to be higher than anticipated. On the plus side, this means that the entry point for the municipal bond market is attractive, as yields remain high. Inflows to municipal bond mutual funds have picked up, however, and we believe they are likely to remain strong.

We remain constructive on the market for the second half of 2024. While supply has picked up, it remains manageable and demand remains strong. Credit fundamentals are also healthy, supported by a resilient economy. In this environment, we anticipate that municipal bond spreads could tighten, enhancing the potential for total return. We continue to focus on opportunities for improving incremental yields.

Historically, the municipal bond market has performed well when the Fed has ended a tightening cycle, and we believe an end to tightening remains a likely scenario as 2024 progresses. The presidential election in November 2024 adds some uncertainty to this outlook and we believe is likely to result in issuance earlier in the year than would otherwise

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

be the case. Nevertheless, we will continue to monitor the likely effects of the election and adjust the portfolio as necessary.

April 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 Source: Lipper, Inc. --- The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any Index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

STATEMENT OF INVESTMENTS

March 31, 2024 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.6%
Alabama - 3.5%
Black Belt Energy Gas District, Revenue Bonds, Refunding (Gas Project) Ser. D1	5.50	2/1/2029	2,320,000	[a]	2,473,630
Jefferson County, Revenue Bonds, Refunding	5.25	10/1/2049	1,000,000		1,075,463
Jefferson County, Revenue Bonds, Refunding	5.50	10/1/2053	1,800,000		1,963,118
				5,512,211
Alaska - 1.4%
Northern Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	6/1/2050	2,345,000		2,175,840
Arizona - 5.6%
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2050	1,200,000		1,117,447
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2045	1,355,000		1,303,528
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,500,000		1,461,541
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2046	1,500,000	[b]	1,475,935
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2036	1,100,000	[b]	1,112,722
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	2,190,000		2,385,570
				8,856,743
California - 8.2%
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Tobacco Settlement Asset) Ser. B	5.00	6/1/2051	2,000,000		2,097,100
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2051	3,750,000		3,928,874

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.6% (continued)
California - 8.2% (continued)
Tender Option Bond Trust Receipts (Series 2022-XF3024), (San Francisco City & County, Revenue Bonds, Refunding, Ser. A) Recourse, Underlying Coupon Rate 5.00%	4.83	5/1/2044	3,360,000	[b,c,d]	3,486,664
Tender Option Bond Trust Receipts (Series 2023-XM1114), (Long Beach Finance Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate 4.00%	3.86	8/1/2053	3,600,000	[b,c,d]	3,499,899
				13,012,537
Colorado - 5.8%
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	2,000,000		1,690,573
Colorado High Performance Transportation Enterprise, Revenue Bonds (C-470 Express Lanes System)	5.00	12/31/2056	3,000,000		3,006,534
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A1) Recourse, Underlying Coupon Rate 4.00%	3.90	8/1/2044	1,645,000	[b,c,d]	1,903,085
Tender Option Bond Trust Receipts (Series 2023-XM1124), (Colorado Health Facilities Authority, Revenue Bonds (Adventist Health System/Sunbelt Obligated Group) Ser. A) Recourse, Underlying Coupon Rate 4.00%	1.43	11/15/2048	2,770,000	[b,c,d]	2,678,269
				9,278,461
Delaware - .7%
Delaware Economic Development Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. B	5.25	11/15/2053	1,000,000		1,044,217
Florida - 10.9%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2053	1,500,000		1,454,831
Collier County Industrial Development Authority, Revenue Bonds (NCH Healthcare System) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2054	1,480,000		1,569,982

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.6% (continued)
Florida - 10.9% (continued)
Florida Housing Finance Corp., Revenue Bonds (Insured; GNMA/FNMA/FHLMC) Ser. 1	4.40	7/1/2044	1,090,000		1,082,034
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2049	1,380,000		1,286,904
Hillsborough County Port District, Revenue Bonds (Tampa Port Authority Project) Ser. B	5.00	6/1/2046	1,450,000		1,474,274
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. C	7.63	5/15/2058	1,000,000		1,104,091
Tender Option Bond Trust Receipts (Series 2023-XM1122), (Miami-Dade FL County Water & Sewer System, Revenue Bonds, Refunding, Ser. B) Recourse, Underlying Coupon Rate 4.00%	2.10	10/1/2049	9,750,000	[b,c,d]	9,388,348
				17,360,464
Georgia - 6.0%
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	1,250,000		1,299,609
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	9/1/2031	1,550,000	[a]	1,661,517
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta) Ser. A) Recourse, Underlying Coupon Rate 4.00%	2.55	7/1/2044	2,660,000	[b,c,d]	2,817,833
Tender Option Bond Trust Receipts (Series 2023-XF3183), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Units 3 & 4 Project) Ser. A) Recourse, Underlying Coupon Rate 5.00%	4.55	1/1/2059	1,270,000	[b,c,d]	1,273,403
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2040	1,500,000		1,529,370
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	1,000,000		930,097
				9,511,829

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.6% (continued)
Hawaii - .8%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2047	1,250,000		1,319,009
Illinois - 15.2%
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	2,000,000		2,095,514
Chicago II, GO, Ser. A	5.00	1/1/2044	1,000,000		1,030,351
Chicago II Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2039	1,100,000		1,104,319
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2040	1,000,000		1,080,399
Chicago O'Hare International Airport, Revenue Bonds, Ser. A	5.50	1/1/2055	1,500,000		1,611,574
Chicago Park District, GO, Refunding, Ser. A	5.00	1/1/2045	1,000,000		1,056,692
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,000,000		1,081,446
Illinois, GO, Ser. A	5.00	5/1/2038	1,250,000		1,306,986
Illinois, GO, Ser. D	5.00	11/1/2028	1,000,000		1,060,452
Illinois Finance Authority, Revenue Bonds, Refunding (Rosalind Franklin University of Medicine & Science)	5.00	8/1/2047	1,350,000		1,353,185
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2057	2,500,000		2,536,303
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[e]	1,554,635
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	1,500,000		1,502,052
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate 5.00%	7.23	4/1/2025	4,600,000	[b,c,d]	4,646,966
Tender Option Bond Trust Receipts (Series 2023-XF1623), (Regional Transportation Authority Illinois, Revenue Bonds, Ser. B) Non-recourse, Underlying Coupon Rate 4.00%	3.73	6/1/2048	1,125,000	[b,c,d]	1,086,436
				24,107,310

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.6% (continued)
Indiana - .7%
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds (City Moral Obligation) (Insured; Build America Mutual) Ser. F1	5.25	3/1/2067	1,000,000		1,075,266
Iowa - 1.0%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	1,500,000		1,584,083
Kentucky - 2.1%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	5/1/2055	1,000,000	[a]	1,058,751
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	2,320,000	[a]	2,319,958
				3,378,709
Louisiana - 5.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	1,000,000		966,081
New Orleans Aviation Board, Revenue Bonds (General Airport-N Terminal Project) Ser. A	5.00	1/1/2048	1,000,000		1,024,065
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate 5.00%	4.41	7/1/2047	6,320,000	[b,c,d]	6,408,561
				8,398,707
Maryland - 1.6%
Maryland Economic Development Corp., Revenue Bonds (Sustainable Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2055	1,000,000		1,044,997
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	1,500,000		1,520,734
				2,565,731

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 143.6% (continued)
Massachusetts - 2.8%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Atrius Health Obligated Group) Ser. A	4.00	6/1/2029	1,500,000	[f] 1,598,754
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group)	5.00	7/1/2046	1,835,000	1,852,231
Massachusetts Development Finance Agency, Revenue Bonds, Ser. T	4.00	3/1/2054	1,000,000	966,799
				4,417,784
Michigan - 3.1%
Michigan Finance Authority, Revenue Bonds (Sustainable Bond) (Henry Ford)	4.13	2/29/2044	650,000	632,295
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont-Spectrum)	4.00	4/15/2042	1,000,000	983,860
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	500,000	500,678
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2049	2,000,000	1,876,375
Pontiac School District, GO (Insured; Qualified School Board Loan Fund)	4.00	5/1/2045	1,000,000	979,754
				4,972,962
Minnesota - 1.6%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	1,000,000	1,006,324
Minnesota Agricultural & Economic Development Board, Revenue Bonds (HealthPartners Obligated Group)	5.25	1/1/2054	1,000,000	1,086,365
St. Paul Minnesota Housing & Redevelopment Authority, Revenue Bonds, Refunding (HealthEast Care System Project)	5.00	11/15/2025	400,000	[f] 409,784
				2,502,473

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 143.6% (continued)
Missouri - 3.1%
Tender Option Bond Trust Receipts (Series 2023-XM1116), (Jackson County Missouri Special Obligation, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate 4.25%	3.72	12/1/2053	3,000,000	[b,c,d] 2,904,262
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Lutheran Senior Services Projects) Ser. A	5.00	2/1/2042	2,000,000	1,983,555
				4,887,817
Nebraska - 1.4%
Douglas County Hospital Authority No. 2, Revenue Bonds (Children's Hospital Obligated Group)	5.00	11/15/2036	1,000,000	1,045,927
Omaha Public Power District, Revenue Bonds, Ser. A	4.00	2/1/2051	1,250,000	1,199,423
				2,245,350
Nevada - 2.3%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.25	6/15/2041	1,340,000	1,373,126
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	1,250,000	1,133,886
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.13	6/1/2058	1,250,000	1,171,181
				3,678,193
New Hampshire - 1.2%
New Hampshire Business Finance Authority, Revenue Bonds (University of Nevada Reno Project) (Insured; Build America Mutual) Ser. A	5.25	6/1/2051	1,000,000	1,092,017
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Springpoint Senior Living Obligated Group)	4.00	1/1/2041	1,000,000	855,797
				1,947,814
New Jersey - 6.7%
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	350,000	357,179
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (RWJ Barnabas Health Obligated Group)	4.00	7/1/2051	855,000	825,542

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.6% (continued)
New Jersey - 6.7% (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2044	1,250,000		1,359,745
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	2,000,000		2,105,600
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.25	6/15/2033	1,000,000		1,021,247
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,000,000		1,018,569
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,860,000		3,973,652
				10,661,534
New York - 7.3%
New York Convention Center Development Corp., Revenue Bonds (Hotel Unit Fee) (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2052	6,400,000	[e]	1,610,536
New York State Housing Finance Agency, Revenue Bonds (Sustainable Bonds) Ser. B1	4.70	11/1/2059	1,000,000		1,000,812
New York Transportation Development Corp., Revenue Bonds (JFK International Airport Terminal)	5.00	12/1/2040	1,000,000		1,069,139
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	1,500,000		1,479,603
New York Transportation Development Corp., Revenue Bonds (Sustainable Bond) (JFK International Airport Terminal One Project) (Insured; Assured Guaranty Municipal Corp.)	5.13	6/30/2060	1,000,000		1,046,558
Tender Option Bond Trust Receipts (Series 2022-XM1004), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C) Non-recourse, Underlying Coupon Rate 4.00%	3.82	11/15/2047	2,000,000	[b,c,d]	1,919,085

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 143.6% (continued)
New York - 7.3% (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A1	4.13	5/15/2064	1,500,000	1,447,951
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. C1A	4.00	5/15/2046	2,000,000	1,956,786
				11,530,470
Ohio - 1.4%
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2057	1,155,000	1,155,015
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	1,000,000	1,002,601
				2,157,616
Oregon - .5%
Salem Hospital Facility Authority, Revenue Bonds, Refunding (Capital Manor Project)	4.00	5/15/2057	1,000,000	761,325
Pennsylvania - 8.3%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2033	1,255,000	1,343,911
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2042	1,000,000	1,000,067
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2036	1,000,000	1,033,141
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges)	6.00	6/30/2061	1,000,000	1,125,043
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Presbyterian Senior Living)	4.00	7/1/2046	1,000,000	903,990
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,000,000	955,691
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A1	5.00	12/1/2046	1,000,000	1,016,713
Tender Option Bond Trust Receipts (Series 2022-XF1525), (Pennsylvania Economic Development Financing Authority UPMC, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate 4.00%	3.76	5/15/2053	1,700,000	[b,c,d] 1,598,850

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.6% (continued)
Pennsylvania - 8.3% (continued)
Tender Option Bond Trust Receipts (Series 2023-XM1133), (Philadelphia Water & Wastewater, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B) Non-recourse, Underlying Coupon Rate 5.50%	9.46	9/1/2053	2,400,000	[b,c,d]	2,708,325
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2037	1,500,000		1,533,081
				13,218,812
Rhode Island - 3.2%
Rhode Island Health & Educational Building Corp., Revenue Bonds (Lifespan Obligated Group)	5.25	5/15/2054	1,000,000		1,069,842
Tender Option Bond Trust Receipts (Series 2023-XM1117), (Rhode Island Infrastructure Bank State Revolving Fund, Revenue Bonds, Ser. A) Non-recourse, Underlying Coupon Rate 4.25%	3.88	10/1/2053	4,000,000	[b,c,d]	3,963,524
				5,033,366
South Carolina - 7.5%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (Bishop Gadsden Episcopal Retirement Community Obligated Group)	5.00	4/1/2054	1,000,000		939,494
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Bon Secours Mercy Health)	4.00	12/1/2044	1,000,000		975,759
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	4.00	12/1/2055	1,000,000		893,515
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate 5.13%	6.35	12/1/2043	4,800,000	[b,c,d]	4,767,219
Tobacco Settlement Revenue Management Authority, Revenue Bonds, Ser. B	6.38	5/15/2030	3,750,000		4,391,940
				11,967,927

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.6% (continued)
South Dakota - 1.3%
Tender Option Bond Trust Receipts (Series 2022-XF1409), (South Dakota Heath & Educational Facilities Authority, Revenue Bonds, Refunding (Avera Health Obligated Group)) Non-recourse, Underlying Coupon Rate 5.00%	7.85	7/1/2046	2,000,000	[b,c,d]	2,009,014
Texas - 13.3%
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) Ser. A	4.00	8/15/2051	1,100,000		938,650
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.25	12/1/2034	1,000,000		1,000,338
Clifton Higher Education Finance Corp., Revenue Bonds, Refunding (International Leadership of Texas) (Insured; Permanent School Fund Guarantee Program) Ser. A	4.25	8/15/2053	1,000,000		971,460
Dallas Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2054	1,000,000		947,374
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2052	4,000,000	[e]	1,003,286
Houston Airport System, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.50	7/1/2053	1,000,000		990,898
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2047	1,560,000		1,471,807
Lamar Consolidated Independent School District, GO	4.00	2/15/2053	1,000,000		950,112
Midland Independent School District, Go (Insured; Permanent School Fund Guaranteed)	5.00	2/15/2050	1,000,000		1,038,931
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Westminster Project)	4.00	11/1/2055	1,650,000		1,424,437
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/2/2038	1,750,000		1,778,762

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.6% (continued)
Texas - 13.3% (continued)
San Antonio Education Facilities Corp., Revenue Bonds, Refunding (University of the Incarnate Word)	4.00	4/1/2046	1,675,000		1,432,584
Tender Option Bond Trust Receipts (Series 2023-XM1125), (Medina Valley Independent School District, GO (Insured; Permanent School Fund Guarantee Program)) Non-recourse, Underlying Coupon Rate 4.00%	3.67	2/15/2053	3,000,000	[b,c,d]	2,869,353
Texas Municipal Gas Acquisition & Supply Corp. IV, Revenue Bonds, Ser. B	5.50	1/1/2034	1,000,000	[a]	1,120,081
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2055	1,000,000		970,923
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2050	1,200,000		1,190,558
Waxahachie Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.25	2/15/2053	1,000,000		997,776
				21,097,330
Utah - 2.2%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2048	1,000,000		1,022,444
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2031	860,000		932,661
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2037	1,500,000		1,524,061
				3,479,166
Virginia - 3.6%
Virginia Housing Development Authority, Revenue Bonds, Ser. A	4.80	9/1/2059	1,800,000		1,812,506
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	2,000,000		2,015,323

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 143.6% (continued)
Virginia - 3.6% (continued)
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	1,000,000	922,929
Williamsburg Economic Development Authority, Revenue Bonds (William & Mary Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.13	7/1/2058	1,000,000	983,308
				5,734,066
Washington - .7%
Washington Housing Finance Commission, Revenue Bonds, Refunding (Seattle Academy of Arts & Sciences)	6.38	7/1/2063	1,000,000	[b] 1,095,664
Wisconsin - 3.3%
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.50	7/1/2052	1,000,000	1,091,977
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.63	7/1/2055	1,000,000	1,100,790
Public Finance Authority, Revenue Bonds, Ser. 1	5.75	7/1/2062	1,800,000	1,937,936
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Bellin Memorial Hospital Obligated Group)	5.50	12/1/2052	1,000,000	1,093,723
				5,224,426
Total Investments (cost $223,614,281)			143.6%	227,804,226
Liabilities, Less Cash and Receivables			(43.6%)	(69,118,002)
Net Assets Applicable to Common Stockholders			100.0%	158,686,224

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities were valued at $63,613,417 or 40.09% of net assets.

c The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	24.3
Medical	22.7
Airport	13.1
Education	13.1
Water	13.0
Transportation	11.6
Nursing Homes	9.2
Tobacco Settlement	8.0
School District	7.6
Power	6.5
General Obligation	4.8
Development	3.2
Multifamily Housing	1.8
Housing	1.4
Prerefunded	1.3
Single Family Housing	.7
Bond Bank	.7
Utilities	.6
143.6

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LOC	Letter of Credit
LR	Lease Revenue	NAN	Note Anticipation Notes
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield	OBFR	Overnight Bank Funding Rate
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	TSFR	Term Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield	U.S. T-BILL	U.S. Treasury Bill
XLCA	XL Capital Assurance
VMTPS	Variable Rate Muni Term Preferred Shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	223,614,281	227,804,226
Cash		1,888,718
Interest receivable		2,886,076
Prepaid expenses		16,667
		232,595,687
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		120,418
Payable for inverse floater notes issued—Note 3		41,290,000
VMTPS at liquidation value—Note 1 ($30,225,000 face amount, respectively, report net of unamortized VMTPS deferred offering cost of $216,588)—Note 1(g)		30,008,412
Payable for investment securities purchased		1,659,348
Interest and expense payable related to inverse floater notes issued—Note 3		441,908
Dividends payable to Common Stockholders		311,361
Directors’ fees and expenses payable		636
Other accrued expenses		77,380
		73,909,463
Net Assets Applicable to Common Stockholders ($)		158,686,224
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (20,757,267 shares issued and outstanding)		20,757
Paid-in capital		179,014,708
Total distributable earnings (loss)		(20,349,241)
Net Assets Applicable to Common Stockholders ($)		158,686,224

Shares Outstanding
(110 million shares authorized)	20,757,267
Net Asset Value Per Share of Common Stock ($)	7.64

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2024 (Unaudited)

Investment Income ($):
Interest Income	5,032,870
Expenses:
Management fee—Note 2(a)	641,402
Interest and expense related to inverse floater notes issued—Note 3	772,771
VMTPS interest expense and amortization of offering costs—Note1(g)	717,843
Professional fees	66,480
Directors’ fees and expenses—Note 2(c)	44,785
Shareholders’ reports	17,710
Shareholder servicing costs	9,940
Chief Compliance Officer fees—Note 2(b)	5,190
Redemption and Paying Agent fees—Note 2(b)	5,000
Registration fees	3,333
Custodian fees—Note 2(b)	2,373
Miscellaneous	19,719
Total Expenses	2,306,546
Less—reduction in fees due to earnings credits—Note 2(b)	(2,373)
Net Expenses	2,304,173
Net Investment Income	2,728,697
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(3,862,487)
Net change in unrealized appreciation (depreciation) on investments	20,033,979
Net Realized and Unrealized Gain (Loss) on Investments	16,171,492
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	18,900,189

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended March 31, 2024 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(45,042,969)
Proceeds from sales of portfolio securities	51,583,402
Interest income received	5,213,745
Interest and expense related to inverse floater notes issued	(917,507)
VMTPS interest expense and amortization of offering costs paid	(671,095)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(645,894)
Operating expenses paid	(175,771)
Net Cash Provided (or Used) in Operating Activities		9,343,911
Cash Flows from Financing Activities ($):
Dividends paid to Common Stockholders	(1,868,020)
Decrease in payable for inverse floater notes issued	(5,837,093)
Net Cash Provided (or Used) in Financing Activities		(7,705,113)
Net Increase (Decrease) in Cash		1,638,798
Cash at beginning of period		249,920
Cash at End of Period		1,888,718
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Stockholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		18,900,189
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Applicable to Common Stockholders Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		8,738,432
Decrease in interest receivable		180,875
Decrease in receivable for investment securities sold		955,547
Decrease in unamortized VMTPS offering costs		46,748
Increase in prepaid expenses		(16,667)
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		5,698
Increase in payable for investment securities purchased		708,941
Decrease in interest and expense payable related to inverse floater notes issued		(144,736)
Increase in Directors' fees and expenses payable		636
Increase in other accrued expenses		2,227
Net change in unrealized (appreciation) depreciation on investments		(20,033,979)
Net Cash Provided (or Used) in Operating Activities		9,343,911
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Operations ($):
Net investment income	2,728,697	5,804,713
Net realized gain (loss) on investments	(3,862,487)	(5,432,377)
Net change in unrealized appreciation (depreciation) on investments	20,033,979	3,026,877
Dividends to Preferred Stockholders	-	(1,275,815)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	18,900,189	2,123,398
Distributions ($):
Distributions to stockholders	(1,868,154)	(4,421,298)
Distributions to Common Stockholders	(1,868,154)	(4,421,298)
Net proceeds from VMTPS sold	-	30,225,000
Cost of Auction Preferred Stock shares redeemed	-	(30,225,000)
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	17,032,035	(2,297,900)
Net Assets Applicable to Common Stockholders ($):
Beginning of Period	141,654,189	143,952,089
End of Period	158,686,224	141,654,189

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
March 31, 2024		Year Ended September 30,
(Unaudited)		2023[a]	2022[b]	2021[c]	2020[d]	2019[e]
Per Share Data ($):
Net asset value, beginning of period	6.82	6.94	9.29	9.05	9.36	8.90
Investment Operations:
Net investment income[f]	.13	.28	.36	.41	.43	.46
Net realized and unrealized gain (loss) on investments	.78	(.13)	(2.35)	.25	(.30)	.46
Dividends to Preferred Stockholders from net investment income	-	(.06)	(.02)	(.00)[g]	(.02)	(.04)
Total from Investment Operations	.91	(.09)	(2.01)	.66	.11	.88
Distributions to Common Stockholders:
Dividends from net investment income	(.09)	(.21)	(.34)	(.42)	(.42)	(.42)
Net asset value, end of period	7.64	6.82	6.94	9.29	9.05	9.36
Market value, end of period	6.83	5.67	6.01	9.63	8.63	9.35
Market Price Total Return (%)	22.18[h]	(2.41)	(34.69)	16.90	(3.13)	25.58

	Six Months Ended
March 31, 2024		Year Ended September 30,
(Unaudited)		2023[a]	2022[b]	2021[c]	2020[d]	2019[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.01[i]	2.48	1.48	1.25	1.68	1.89
Ratio of net expenses to average net assets	3.01[i]	2.48	1.48	1.25	1.67	1.89
Ratio of interest and expense related to inverse floater notes issued, VMTPS interest expense to average net assets	1.95[i,j]	1.40	.42	.25	.67	.90
Ratio of net investment income to average net assets	3.57[i]	3.82	4.30	4.37	4.78	5.04
Portfolio Turnover Rate	23.54[h]	25.17	31.87	11.33	26.85	31.62
Asset Coverage of VMTPS and Preferred Stock, end of period	625	569	576	738	721	742
Net Assets applicable to Common Stockholders, end of period ($ x 1,000)	158,686	141,654	143,952	192,790	187,703	194,114
VMTPS and Preferred Stock Outstanding, end of period ($ x 1,000)	30,225	30,225	30,225	30,225	30,225	30,225
Floating Rate Notes Outstanding, end of period ($ x 1,000)	41,290	47,127	57,245	67,430	71,180	85,492

a The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 2.13%, a net expense ratio of 2.13%, an interest expense related to floating rate notes issued ratio of 1.20% and a net investment income of 3.29%.

b The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 1.26%, a net expense ratio of 1.26%, an interest expense related to floating rate notes issued ratio of .36% and a net investment income of 3.66%.

c The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 1.08%, a net expense ratio of 1.08%, an interest expense related to floating rate notes issued ratio of .22% and a net investment income of 3.78%.

d The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 1.44%, a net expense ratio of 1.44%, an interest expense related to floating rate notes issued ratio of .58% and a net investment income of 4.12%.

e The ratios based on total average net assets including dividends to Preferred Stockholders are as follows: total expense ratio of 1.63%, a net expense ratio of 1.63%, an interest expense related to floating rate notes issued ratio of .78% and a net investment income of 4.34%.

f Based on average common shares outstanding.

g Amount represents less than $.01 per share.

h Not annaulized.

i Annualized.

j Amount inclusive of VMTPS amortization of offering cost.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Income, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. The fund’s Common Stock trades on the NYSE American under the ticker symbol DMF.

The fund has outstanding 1,209 shares of Variable Rate MuniFund Term Preferred Shares (“VMTPS”). The fund is subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of the fund’s Common Stock (“Common Stockholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of VMTPS at their liquidation value (i.e., $25,000 per share). Thus, redemptions of VMTPS may be deemed to be outside of the control of the fund.

The VMTPS have a mandatory redemption date of July 14, 2053, and are subject to an initial early redemption date of July 13, 2026, subject to the option of the shareholders to retain the VMTPS. VMTPS that are neither retained by the shareholder nor successfully remarketed by the early redemption date will be redeemed by the fund.

The shareholders of VMTPS, voting as a separate class, have the right to elect at least two directors. The shareholders of VMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of VMTPS.

Dividends on VMTPS are normally declared daily and paid monthly. The Dividend Rate on the VMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread (all defined terms as defined in the fund’s articles supplementary).

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities, excluding short-term investment (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	227,804,226	-	227,804,226
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(41,290,000)	-	(41,290,000)
VMTPS††	-	(30,225,000)	-	(30,225,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

The Additional Information section within the annual report dated September 30, 2023, provides more details about the fund’s principal risk factors.

(d) Dividends and distributions to Common Stockholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Stockholders will have their distributions reinvested in additional shares of the fund, unless such Common Stockholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On March 27, 2024, the Board declared a cash dividend of $.015 per share from net investment income, payable on April 30, 2024 to Common Stockholders of record as of the close of business on April 12, 2024. The ex-dividend date was April 11, 2024.

(e) Dividends to stockholders of VMTPS: The Dividend Rate on the VMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread. The Applicable Rate of the VMTPS was equal to the sum of .95% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of 3.64% on March 31, 2024. The dividend rate as of March 31, 2024 for the VMTPS was 4.59% (all terms as defined in the fund’s articles supplementary).

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $21,816,045 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2023. The fund has $10,377,632 of short-term capital losses and $11,438,413 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2023 was as follows: tax-exempt income $5,697,113. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) VMTPS: The fund’s VMTPS aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date of July 14, 2053. Dividends paid on VMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been deferred and are being amortized into expense over 36 months from July 12, 2023.

During the period ended March 31, 2024, total interest expenses and amortized offering costs with respect to VMTPS amounted to $717,843 inclusive of $670,295 of interest expense and $47,548 amortized deferred cost fees. These fees are included in VMTPS interest expense and amortization of offering costs in the Statement of Operations.

The average amount of borrowings outstanding for the VMTPS from October 1, 2023 through March 31, 2024 was approximately $30,225,000, with a related weighted average annualized interest rate of 4.44%.

NOTE 2—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..70% of the value of the fund’s average weekly net assets (including net assets representing VMTPS outstanding) and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Adviser, or the Adviser will bear, the amount of such excess to the extent required by state law. During the period ended March 31, 2024, there was no expense reimbursement pursuant to the Agreement.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .336% of the value of the fund’s average weekly net assets (including net assets representing VMTPS outstanding).

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Custodian fees. For financial reporting purposes, the fund includes custody net earnings credits as an expense offset in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2024, the fund was charged $2,373 pursuant to the custody agreement. These fees were offset by earnings credits of $2,373.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the VMTPS. During the period ended March 31, 2024, the fund was charged $5,000 for the services provided by the Redemption and Paying Agent (the “Redemption and Paying Agent”).

During the period ended March 31, 2024, the fund was charged $5,190 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $112,341, Custodian fees of $1,184, the Redemption and Paying Agent fees of $5,000 and Chief Compliance Officer fees of $1,893.

(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2024, amounted to $43,851,888 and $42,650,174, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the inverse floater structure during the period ended March 31, 2024 was approximately $43,154,008, with a related weighted average annualized interest rate of 3.58%.

At March 31, 2024, accumulated net unrealized appreciation on investments was $4,189,945, consisting of $7,092,856 gross unrealized appreciation and $2,902,911 gross unrealized depreciation.

At March 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

This page intentionally left blank.

This page intentionally left blank.

OFFICERS AND DIRECTORS
BNY Mellon Municipal Income, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Tamara Belinfanti	Robert Salviolo
Francine J. Bovich	Robert Svagna
J. Charles Cardona	Chief Compliance Officer
Andrew J. Donohue	Joseph W. Connolly
Isabel P. Dunst	Portfolio Managers
Nathan Leventhal†	Daniel A. Rabasco
Robin A. Melvin	Jeffrey B. Burger
Roslyn M. Watson
Benaree Pratt Wiley†
Gordon J. Davis††	Adviser
† Elected by VMTPS Holders	BNY Mellon Investment Adviser, Inc.
†† Advisory Board Member	Sub-Adviser
Officers	Insight North America LLC
President	Custodian
David DiPetrillo	The Bank of New York Mellon
Chief Legal Officer	Counsel
Peter M. Sullivan	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
Sarah S. Kelleher	Dividend Disbursing Agent
Vice Presidents and Assistant Secretaries	and Registrar
Deirdre Cunnane	Computershare Inc.
Lisa M. King	(Common Stock)
Jeff Prusnofsky	The Bank of New York Mellon
Amanda Quinn	(VMTP Shares)
Joanee Skerrett	Stock Exchange Listing
Natalya Zelensky	NYSE American Symbol: DMF
Treasurer	Initial SEC Effective Date
James Windels	10/21/88
Vice Presidents
Daniel Goldstein
Joseph Martella
Assistant Treasurers
Gavin C. Reilly

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Municipal Income, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC

200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DMF

For more information about the fund, visit https://im.bnymellon.com/closed-end-funds. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0424SA0324

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Income, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 21, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: May 21, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)